EXHIBIT 10.2



                                October 15, 2002

                 NOTICE AND DECLARATION OF VIOLATION AND DEFAULT
                                       AND
                                 DEMAND FOR CURE
                                 (NON-CONSUMER)

                         VIA TELEFACSIMILE TRANSMISSION
                             AND UNITED STATES MAIL


TO:      Cedric Kushner Promotions, Ltd.         Cedric Kushner Promotions, Ltd.
         191 Montauk Highway                     101 Two Holes of Water
         Water Mill, NY 11976                    East Hampton, NY 11937
         Fax No. 631-726-7777

         Cedric Kushner                          Cedric Kushner
         191 Montauk Highway                     101 Two Holes of Water
         Water Mill, NY 11976                    East Hampton, NY 11937

         Cedric Kushner Boxing, Inc.             Cedric Kushner Boxing, Inc.
         191 Montauk Highway                     101 Two Holes of Water
         Water Mill, NY 11976                    East Hampton, NY 11937

         Cedric Kushner Promotions, Ltd.         Cedric Kushner
         1 Montauk Highway                       1 Montauk Highway
         South Hampton, NY 11968                 South Hampton, NY 11968

         Cedric Kushner Boxing, Inc.             James DiLorenzo
         191 Montauk Highway                     191 Montauk Highway
         Water Mill, NY 11976                    Water Mill, NY 11976


         Re: Loan No. 0051199013 ("Loan") by Compass Bank ("Bank") to Cedric Kushner, Promotions, Ltd. ("Debtor") With Guaranties by Cedric Kushner ("Kushner") and by Cedric Kushner Boxing, Inc. ("CKB") and by James DiLorenzo

Cedric Kushner Promotions, Ltd.
October 15, 2002
Page 2


Gentlemen:

     WHEREAS on or about November 30 2000 Debtor secured a Loan from Bank's predecessor in interest, FirsTier Bank of 999 18th Street, Denver, CO 80202, which Loan was originally known as Loan No. 51-199013 and which Loan is now known and numbered as Loan No. 0051199013 and was a Loan in the original principal amount of Two Hundred Fifty Thousand U.S. Dollar (US$250,000.00).

     WHEREAS the Loan is evidenced by that certain Commercial Variable Rate Revolving or Draw Note dated November 30, 2000 made and executed by Debtor and payable to Bank, which Note has been extended and amended by that certain "Extension and Amendment to Promissory Note" dated December 2, 2001 and which Note was further extended and amended by that certain "Extension and Amendment to Promissory Note" dated May 2, 2002, all of which documents are collectively hereinafter referred to for all purposes as "Note."

     WHEREAS the obligations of the Loan and of the Note are collaterally secured by that certain Deed of Trust or Credit Line Mortgage and Security Agreement dated November 30, 2000 from Kushner for the use and benefit or Bank and recorded on December 28, 2000 in the real estate records of Suffolk County, State of New York as Liber M00019802 at Page 857, CR 51670 ("Deed of Trust").

     WHEREAS the obligations of the Loan and of the Note are also collaterally secured by that certain Commercial Security Agreement dated on or about November 30, 2000 from Debtor for the use and benefit of Bank, pledging as collateral security to Bank all accounts and contract rights, including an assignment of that certain contract between Debtor and Home Box Office, a division of Time Warner Entertainment Company, L.P. and TVKO, regarding Boxing Matches involving Shane Mosley, which contract is dated October 13, 1998 ("Security Agreement").

     WHEREAS on or about November 29, 2000 DiLorenzo separately executed a Limited Continuing Guaranty for the use and benefit of Bank concerning this Loan but limited to the principal amount of Thirty-seven Thousand Five Hundred U.S. Dollars (US$137,500.00) together with all interest and all of Lender's expenses and costs, including but not limited to reasonable attorneys' fees, incurred in connection with the indebtedness ("Limited Guaranty").

     WHEREAS on or about December 2, 2001 Kushner and CKB separately executed two different forms of Unlimited Continuing Guaranty for the use and benefit of Bank concerning all obligations of Debtor, which Guaranty is an unlimited guaranty providing that the Guarantor's Obligations (as such terms are defined in the written form of guaranty) are and shall be unlimited and shall include all present or future Obligations between Debtor and Bank (whether executed for the same or different purposes than the purposes listed in the written form of guaranty), together with all interest and all of Bank's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto (both or which Unlimited Continuing Guaranties are referred to hereinafter collectively as "Guaranty.")

     WHEREAS the Note has matured as of its own terms on August 2, 2002 for all purposes and without extension.

Cedric Kushner Promotions, Ltd.
October 15, 2002
Page 3


     WHEREAS payment has not been made on the Note and Debtor is now in default of its obligations under the Note and the Loan and otherwise.

     THEREFORE, you are hereby given this NOTICE that the undersigned as attorney for Bank, the legal holder of the indebtedness evidenced by the Note and secured by the collateral associated with the Note, including the Deed of Trust and the Security Agreement, DECLARES that there is a VIOLATION of and a DEFAULT under the covenants of each and all of the Note and the Loan and the Deed of Trust and the Collateral Agreement, and hereby declares that it now may without any further notice elect to pursue any or all of the rights allowed by each and all of the loan documents executed by Debtor, in light of the maturity of the obligations described herein and the continuing failure, refusal and neglect of Debtor to make payment thereon, all of which constitute an event of default under the Note and under the Loan and under the Deed of Trust and under the Security Agreement and under the Limited Guaranty and under the Guaranty, and hereby makes DEMAND that you and each of you, as the Debtor and the maker of the said loan documents and as the Guarantors (whether limited or otherwise) of the same, CURE or provide for the CURE of said violation immediately and forthwith by providing to the Bank payment in full of all amounts due and owing under the Note, including specifically by paying to the undersigned the total sums due and owing under the Note in the amount now due and owing by virtue of such event of default, which amount is reasonably and in good faith estimated to be at least Two Hundred Forty-nine Thousand Eight Hundred Twelve and Twenty-eight Hundredths U.S. Dollars (US$249,812.28) in principal balance alone, together with all unpaid interest and other unpaid charges thereon, together with attorneys' fees and costs incurred in collection efforts in an amount not less than Two Thousand U.S. Dollars (US$2,000.00) as of the date hereof, and which exact amounts may be secured by you by calling or writing to the undersigned, such payment to be made in full in good and readily available funds on or before ten (10) calendar days after the date of this Notice.

     IF YOU DO NOT CURE FORTHWITH, and in no event later than noon on Monday, October 28, 2002, the undersigned advises you that he, as the attorney for the legal holder of the indebtedness, may immediately pursue any or all of the rights allowed by each and all of the above-described or referenced loan documents, including the Note and the Deed of Trust and the Security Agreement and the Limited Guaranty and the Guaranty, or otherwise by law, holding you and each of you responsible and liable for all sums of principal, interest, default interest, costs, expenses, late charges, attorneys' fees, the deficiency and such other fees and costs as are or may be allowable as against you and each of you, all pursuant to the loan documents and the Note and the Deed of Trust and the Security Agreement and the Limited Guaranty and Guaranty and any and all applicable statutes and rules of Court, provided however that the obligations of DiLorenzo are as limited according to and by the Limited Guaranty.

     This notice is being sent in order to advise you of the Bank's decision to declare a default and to enforce its rights and remedies under the loan documents and the Note and the Deed of Trust and the Security Agreement and the Limited Guaranty and the Guaranty. This notice shall in no way be deemed to obligate the Bank to give you or anyone else any other notices of any kind in connection with the loan documents or otherwise. The description of the loan documents is for your information and convenience only and shall in no way be deemed to limit, amplify, or modify the terms of, or otherwise affect, the loan documents or the Note or the Deed of Trust or the Security Agreement or the Limited Guaranty or the Guaranty. Furthermore, the description herein of the specific rights of the Bank shall not be deemed to limit or exclude any other rights to which Bank may be or become entitled under the loan documents, at law, in equity, or otherwise.

Cedric Kushner Promotions, Ltd.
October 15, 2002
Page 4


     Please understand and take this notice that any and all payments to the Bank made by Debtor or by any of the Guarantors in connection with any payments made at any time, whether heretofore or hereafter, are and constitute only, and have been accepted by Bank merely as, payments by Debtor or by any of the Guarantors in mitigation of damages only and the acceptance of any and all such payments does not constitute any waiver or abandonment of the rights of Bank under the Note or under the Deed of Trust or under the Security Agreement or under the Limited Guaranty or under the Guaranty, all of which rights are expressly preserved herein in all respects and for all purposes.

     Thank you very much for your most kind attention to this matter, and I look forward to your response and to your payment of at least US$249,812.28 of principal, together with any and all additional interest and other charges, including attorneys' fees, due or to become due, at your very earliest convenience, but in no event later than Noon on Monday, October 28, 2002.

     Dated at Denver, Colorado this 15th day of October, 2002.

                                  TISDALE AND ASSOCIATES LLC


                                  By:____________________________________
                                       Douglas M. Tisdale, Esq.

                                  ATTORNEYS FOR COMPASS BANK


cc:      Mr. John Thomas Lane
         David M. Gladstone, Esq.
         Mr. John Yeend